                                                                  Exhibit 10.2

                         FORM OF TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Agreement"), dated as of this 5th day of October, 1999, is executed by American Cellular Corporation, a Delaware corporation (the "Company"), and the stockholders of the Company signatory hereto.

     WHEREAS, all of the parties hereto are also party to (i) the Stockholders Agreement, dated as of March 5, 1998, as amended, supplemented or modified from time to time (the "Stockholders Agreement"), (ii) the Stock Purchase Agreement, dated as of March 5, 1998, as amended, supplemented or modified from time to time (the "Stock Purchase Agreement") and (iii) the Registration Rights Agreement dated as of March 5, 1998, as amended, supplemented or modified from time to time (the "Registration Rights Agreement"); and

     WHEREAS, as a condition to its willingness to enter into the Agreement and Plan of Merger, dated as of October 5, 1999 (the "Merger Agreement"), by and among ACC Acquisition LLC, a Delaware limited liability company, ACC Acquisition Co., a Delaware corporation, and the Company, ACC Acquisition LLC has required that the parties hereto waive and terminate certain provisions of the Stockholders Agreement, the Stock Purchase Agreement and the Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.   Termination
          -----------

          (a)  Stockholders Agreement.  Each of the parties to the Stockholders
               ----------------------
Agreement waive all of their rights under the Stockholders Agreement which are necessary to be waived for each of the stockholders to enter into and fulfill its obligations under the Stockholder Voting Agreement, dated October 5, 1999, by and among the parties thereto. Effective upon the Effective Time of the Merger (as defined in the Merger Agreement), each and every provision of the Stockholders Agreement shall be terminated in full and from and after such date the Stockholders Agreement shall be void and of no further force and effect, and the rights and obligations of the parties thereunder shall terminate, except that Section 7.11 of the Stockholders Agreement relating to attorney's fees involving a dispute between any of the parties (other than the Company) thereto shall survive.

          (b)  Stock Purchase Agreement.  Effective upon the Effective Time of
               ------------------------
the Merger, each and every provision of the Stock Purchase Agreement shall be terminated in full and from and after such date the Stock Purchase Agreement shall be void and of no further force and effect, and the rights and obligations of the parties thereunder shall terminate, except that Section 5.13 of the Stock Purchase Agreement relating to attorney's fees involving a dispute between any of the parties (other than the Company) thereto shall survive.

          (c)  Registration Rights Agreement.  Effective upon the Effective Time
               -----------------------------
of the Merger, each and every provision of the Stockholders Agreement shall be terminated in full and from and after such date the Registration Rights Agreement shall be void and of no further force and effect, and the rights and obligations of the parties thereunder shall terminate, except that Section 10(j) of the Registration Rights Agreement relating to attorney's fees involving a dispute between any of the parties (other than the Company) thereto shall survive.

          (d) Notwithstanding the foregoing, nothing in this Agreement shall be construed or deemed to be a waiver of any right to indemnity that any stockholder or director was granted pursuant to the terms of the certificate of incorporation, certificate of designation and by-laws of American Cellular Corporation.

          2.   Waiver.  Each of the parties to the Stockholders Agreement
               ------
acknowledges that, by executing this Agreement, such party shall be deemed, to the extent applicable, to have both given to, and received from, all other parties to the Stockholders Agreement the Drag-Along Notice referenced (and defined) in Section 3.2 of the Stockholders Agreement in connection with the Merger. Solely for purposes of and in connection with the Merger, each party to the Stockholders Agreement hereby waives any and all rights such party may have pursuant to Section 3.2 of the Stockholders Agreement, to the extent applicable, by virtue of (a) the delivery or receipt of the Drag-Alones Notice with respect to the Merger more than 90 days prior to the intended date of the closing of the Merger or (b) the closing of the Merger occurring greater than 270 calendar days (but not more than 12 months) after the delivery and receipt of such Drag-Along Notice.

          3.   Governing Law.  This Agreement shall be governed by and construed
               -------------
both as to validity and performance and enforced in accordance with the laws of the state of New York without giving effect to the choice of law principles thereof.

          4.   Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          5.   Amendments.  This Agreement may not be modified, amended, altered
               ----------
or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

                           [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                   AMERICAN CELLULAR CORPORATION,
                                   a Delaware corporation

                                   By:________________________________
                                   Name:______________________________
                                   Title:_____________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

SPECTRUM EQUITY INVESTORS II, L.P.

By:  SPECTRUM EQUITY ASSOCIATES II, L.P.
     its Managing General Partner

     By:___________________________
     Name:_________________________
     Title:________________________


PROVIDENCE EQUITY PARTNERS L.P.

By:  PROVIDENCE EQUITY PARTNERS, L.L.C.,
     its general partner

     By:___________________________
     Name:_________________________
     Title:________________________


TANDEM WIRELESS INVESTMENTS

By:  TANDEM WIRELESS CAPITAL, L.L.C.

     By:___________________________
     Name:_________________________
     Title:________________________


21st CENTURY COMMUNICATIONS PARTNERS, L.P.

By:  Sandler Investment Partners, L.P.
     General Partner

By:  Sandler Capital Management
     General Partner

By:  MJDM CORP., a General Partner

     By:___________________________
     Name:_________________________
     Title:________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

21st CENTURY COMMUNICATIONS T-E, L.P.

By:  Sandler Investment Partners, L.P.
     General Partner

By:  Sandler Capital Management
     General Partner

By:  MJDM CORP., a General Partner

     By:___________________________
     Name:_________________________
     Title:________________________


21st CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

By:  Sandler Investment Partners, L.P.
     General Partner

By:  Sandler Capital Management
     General Partner

By:  MJDM CORP., a General Partner

     By:___________________________
     Name:_________________________
     Title:________________________


SANDLER CAPITAL PARTNERS IV, L.P.

By:  Sandler Investment Partners, L.P.
     General Partner

By:  Sandler Capital Management
     General Partner

By:  MJDM CORP., a General Partner

     By:___________________________
     Name:_________________________
     Title:________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

SANDLER CAPITAL PARTNERS IV, FTE, L.P.

By:  Sandler Investment Partners, L.P.
     General Partner

By:  Sandler Capital Management
     General Partner

By:  MJDM CORP., a General Partner

     By:___________________________
     Name:_________________________
     Title:________________________


TRIUMPH PARTNERS III, L.P.

By:  Triumph III Advisors, L.P.
     General Partner

By:  Triumph III Advisors, Inc.
     General Partner

     By:___________________________
     Name:_________________________
     Title:________________________


TRIUMPH III INVESTORS, L.P.

By:  Triumph III Advisors, Inc.
     General Partner

     By:___________________________
     Name:_________________________
     Title:________________________


FIRST UNION CAPITAL PARTNERS, INC.

By:___________________________
Name:_________________________
Title:________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

TORONTO DOMINION INVESTMENTS, INC.

By:___________________________
Name:_________________________
Title:________________________


MERRILL LYNCH KECALP, L.P. 1997

By:___________________________
Name:_________________________
Title:________________________


MERRILL LYNCH KECALP INTERNATIONAL, L.P. 1997

By:___________________________
Name:_________________________
Title:________________________


MERRILL LYNCH KECALP, L.P. 1999

By:___________________________
Name:_________________________
Title:________________________


ML IBK POSITIONS, INC.

By:___________________________
Name:_________________________
Title:________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

KECALP, INC. (acting as nominee for Merrill Lynch KECALP International L.P.
1999)

By:___________________________
Name:_________________________
Title:________________________


HARBOURVEST PARTNERS V

By:  HVP V - Direct Associates LLC
     a Delaware limited partnership

By:  HARBOURVEST PARTNERS, LLC
     a Delaware limited partnership

     By:___________________________
     Name:_________________________
     Title:________________________

INFORMATION ASSOCIATES, L.P.

By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
     its general partner

     By:___________________________
     Name:_________________________
     Title:________________________


INFORMATION ASSOCIATES-II, L.P.

By:___________________________
Name:_________________________
Title:________________________


IA-II AFFILIATES FUND, L.L.C.

By:___________________________
Name:_________________________
Title:________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

INFORMATION ASSOCIATES, C.V.

By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
     its investment general partner


     By:___________________________
     Name:_________________________
     Title:________________________


WEBER FAMILY TRUST dated 1/6/89

By:___________________________
Name:_________________________
Title:________________________


LION INVESTMENTS LIMITED

By:___________________________
Name:_________________________
Title:________________________


WESTPOOL INVESTMENTS TRUST


By:___________________________
Name:_________________________
Title:________________________


SGC PARTNERS II, LLC

By:___________________________
Name:_________________________
Title:________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

GENERATION CAPITAL PARTNERS, L.P.

By:       GENERATION PARTNERS, L.P.,
          its General Partner

          By:  Generation Capital Company LLC,
               its General Partner

               By:________________________
               Name: _____________________
               Title: ____________________


TRIDENT CAPITAL PARTNERS ACC FACILITATION COMPANY LLC


By:___________________________
Name:_________________________
Title:________________________


STATE BOARD OF ADMINISTRATION OF FLORIDA

By:       GENERATION PARTNERS, L.P.,
          its General Partner

          By:  Generation Capital Company LLC,
               its General Partner

               By:________________________
               Name:______________________
               Title:_____________________


GENERATION PARALLEL MANAGEMENT PARTNERS, L.P.

     By:  GENERATION PARTNERS, L.P.,
          its General Partner

          By:  Generation Capital Company LLC,
               its General Partner

               By:_______________________________
               Name:_____________________________
               Title:____________________________

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

PILOT HOLDINGS L.P.


By:___________________________
Name:_________________________
Title:________________________


AMERICAN HOME ASSURANCE CORPORATION


By:___________________________
Name:_________________________
Title:________________________



By:  ___________________________
     JOHN FUJII


By:  ___________________________
     BRIAN McTERNAN


By:  ___________________________
     JANICE P. MERCER


By:  ___________________________
     JAMES J. WALTER


By:  ___________________________
     SALVATORE A. BUTINDARO


By:  ___________________________
     STEPHEN J. EASLEY

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

By:  ___________________________
     KEITH MATHEWS


By:  ___________________________
     JAMES B. MCKETHAN

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]

By:  ___________________________
     MCTERNAN FAMILY TRUST

                   [SIGNATURE PAGE TO TERMINATION AGREEMENT]